UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2010
                                                         ----------------

                           OMNIAMERICAN BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                      001-34605                27-0983595
          --------                      ---------                ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



1320 South University Drive, Suite 900, Fort Worth, Texas             76107
---------------------------------------------------------           ----------
        (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (817) 367-4640
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
------------------------

     On January 15, 2010, OmniAmerican Bancorp, Inc. ("the Company") issued a press release announcing that its conversion and stock offering was approved by the members of OmniAmerican Bank. On January 21, 2010, the Company issued a press release that the conversion and stock offering closed on January 20, 2010 with the Company's initial subscription offering having sold 11,902,500 shares of common stock at $10.00 per share generating gross proceeds of $119,025,000. Trading in the Company's shares of common stock began on the Nasdaq Global Market on January 21, 2010. The press release dated January 15, 2010 is filed as
Exhibit 99.1 to this Current Report on Form 8-K. The press release dated January 21, 2010 is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits
---------------------------------------------

     (d)   Exhibits:

     Exhibit 99.1              Press Release dated January 15, 2010

     Exhibit 99.2              Press Release dated January 21, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       OmniAmerican Bancorp, Inc.



DATE:  January 22, 2010                By: /s/ Deborah B. Wilkinson
                                           ------------------------------------
                                           Deborah B. Wilkinson
                                           Senior Executive Vice President and
                                           Chief Financial Officer